UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2011

Date of reporting period:  September 30, 2011

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Annual Report

www. kmpartnersfunds.com	September 30, 2011

KIRR, MARBACH PARTNERS

VALUE FUND

“I want to warn people who are selling to me that I believe I am buying their dollar bills for 90 cents.”

—Warren Buffett (October 4, 2011)

November 21, 2011

Dear Fellow Shareholders:

We won’t attempt to sugarcoat the U.S. stock market’s dismal performance in Q3-2011, nor our own.  We were clearly overly optimistic the solid fundamentals of our portfolio companies would be able to withstand the tsunami of panic selling.  We are responsible for and own our performance.  We are invested alongside you and have shared fully in the recent pain.

We attribute our poor absolute and relative performance in the third quarter primarily to two factors.  First, we think our long-term performance record demonstrates our ability to analyze companies and find stocks selling at a discount to intrinsic value.  Indeed, this type of micro-analysis is the basis of value investing.  However, while we certainly pay attention to big-picture factors such as trends in leading economic indicators, we’ve never spent a lot of time trying to forecast macro-factors such as the outcome of political processes.  Clearly, the complete failure of government officials, both in the U.S. and Europe, to inspire confidence in their ability to grasp the magnitude of the problems (let alone devise and implement comprehensive, long-term solutions) was a major impetus for the stock market’s weakness.

Second, the stocks held in our portfolio have tended to be more economically sensitive.  When investors were feeling positive about the prospects for continued economic recovery, this helped us outperform.  However, when fears about a “double-dip” recession became rampant, investors fled economically-sensitive stocks in droves.  In addition, our portfolio tends to own predominately “medium-capitalization” stocks.  As you can see in the table in The Stock Market section on the following page, large-capitalization and growth stocks outperformed.

While there’s nothing we can do to change what happened in the third quarter, we are trying to position the portfolio to benefit whenever the sun eventually rises again.  We plan to take advantage of the carnage to add high-quality stocks that have heretofore been too expensive for us to buy.  When we upgraded our portfolio in 2008-2009, stocks like AutoZone, Inc., Coach, Inc. and Cognizant Technology Solutions Corporation were strong performers in the ensuing market recovery.

We take comfort that insiders, who presumably know their businesses better than anyone else, have been major buyers of their own stock.  In addition, Warren Buffett recently announced Berkshire Hathaway bought $4 billion of stock in the third quarter (about as much as it bought in the first half of 2011) and would repurchase its own stock for the first time in four decades.  Why?  In a recent interview, he said most of the 70+ businesses owned by Berkshire Hathaway are doing “very well.”  Further, he thinks it’s “very, very unlikely we’ll go back into a recession.”  Regardless of what you may think about Buffett’s politics, as an investor he is without peer and you generally don’t want to be on the other side of the trade.

We are aware of the risk with confidence badly bruised, economic weakness could become a self-fulfilling prophecy.  In addition, once we enter a negative feedback loop, it can be difficult to escape.  Still, we think the seeds of the next market recovery might have been sown.  Expectations are low and there is a lot of future bad news reflected in today’s prices.  If things turn out to be not quite so dire, it should be an upside surprise and stocks could move higher.

KIRR, MARBACH PARTNERS

VALUE FUND

Periods ending	Value Fund(1)	Russell 3000(2)	S&P 500(3)
September 30, 2011(4)	Total Return	Index	Index
3-months	-22.50%	-15.28%	-13.87%
9-months	-14.26%	-9.90%	-8.68%
One-year	2.17%	0.55%	1.14%
Two-years	11.55%	5.63%	5.56%
Three-years	4.15%	1.45%	1.23%
Five-years	-2.14%	-0.92%	-1.18%
Ten-years	4.32%	3.48%	2.82%
Since Inception (December 31, 1998)	4.46%	1.75%	1.14%

The Fund’s Annual Operating Expenses were 1.90% according to the Prospectus dated January 3, 2011.  Until February 28, 2013, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.45% of its average net assets.  Investment performance reflects waivers in effect.  In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(4)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

The Stock Market

Volatility exploded in the third quarter.  Bloomberg reported a measure of volatility jumped 119% between July 22 and August 23, the biggest rise in one month since the Crash of 1987 (almost 24 years ago).  Not everyone is experiencing the same emotional strain long-term investors feel from down 500 point days.  “High-frequency traders” use supercomputers to generate buy/sell orders based on algorithms.  These firms now account for the majority of trading volume and often hold positions for less than a second.  They feed on and profit from anxiety and volatility.

The stock market is a vehicle for expanding access to and allocating capital.  Unfortunately, this vehicle is sometimes hijacked by emotion and/or technology.  Sentiment has been crushed.  Some investors have lost faith, thrown in the towel and abandoned the stock market, perhaps for good.  Domestic mutual funds suffered net redemptions of about $67 billion in the third quarter.  Some of the recent selling pressure is likely due to mutual funds and hedge funds raising cash to satisfy these redemptions.

KIRR, MARBACH PARTNERS

VALUE FUND

We don’t take much solace, but the pain experienced in many of the major foreign stock markets was greater than what we experienced in the U.S.

Periods ending 9/30/2011	3-Months	9-Months
(Total Return—Local Currency)

U.S. (Russell 3000)	-15.28%	-9.90%
U.S. (Russell 3000–Growth)	-13.90%	-7.89%
U.S. (Russell 3000–Value)	-16.63%	-11.84%

U.S. (Russell 1000–Large Cap)	-14.68%	-9.24%
U.S. (Russell 1000–Growth)	-13.14%	-7.20%
U.S. (Russell 1000–Value)	-16.20%	-11.24%

U.S. (Russell 2000–Small Cap)	-21.87%	-17.02%
U.S. (Russell 2000–Growth)	-22.25%	-15.57%
U.S. (Russell 2000–Value)	-21.47%	-18.51%

United Kingdom	-12.84%	-10.20%
Germany	-25.41%	-20.42%
France	-24.68%	-18.76%
Japan	-10.73%	-13.43%
Hong Kong	-20.78%	-21.42%

We check in with our portfolio companies regularly and have been bitterly disappointed by what we see as a massive disconnect between the mostly still-solid operating performances and plummeting stock prices.  In times of extreme anxiety and turmoil, we think it’s critical to stay focused on our core investment values.  As always, our goal is to produce good long-term performance.  We try to attain this by utilizing a consistent and disciplined value approach.  We try to buy the stocks of good companies selling at a discount to intrinsic value (see Mr. Buffett’s quote at the top).

It is perfectly understandable investors focus almost exclusively on performance (outcome), while ignoring how that performance was generated (process).  After all, at the end of the day you can spend the earnings from performance, but you can’t spend process.  However, we believe a sound investment process is a vitally important foundation for generating outstanding, long-term investment outcomes.  Over the short-term, a good outcome does not imply a good process and a bad outcome does not imply a bad process.  We believe investing is a long-term, probabilistic endeavor and think it’s likely the best long-term performers all emphasize process over outcome.

To guide us, for most of our existence we have utilized a proprietary tool called “EXPROR ” (an acronym for Expected Rate of Return) to help us manage the portfolio.  Briefly, when we are evaluating a stock, we develop both “reasonable” and “risk” estimates for earnings.  We then apply a multiple of the market’s price-to-earnings ratio to each estimate (based on historical parameters for that stock) to determine both an upside target price and downside risk price.  At purchase, a stock generally must have 2-3 times as much upside potential as downside risk.  EXPROR then continuously ranks all of our portfolio holdings based on upside potential and downside risk.  As a stock’s price rises, its upside potential (%) shrinks and its downside risk (%) increases (and vice-versa).  In “normal” times, stocks in the top quartile (highest potential % return) are candidates for addition and those in the bottom quartile (lowest potential % return) are candidates for reduction.  The financial crisis was marked by massive, indiscriminate selling, which led to “waterfall-type” declines in many stocks.  During the darkest days, many stocks in our portfolio declined to the point where their

KIRR, MARBACH PARTNERS

VALUE FUND

downside risk price based on EXPROR was actually higher than the current market price.  While this is not the case today, if we are correct in our estimates and assumptions, we think stocks in our portfolio have the best risk/reward they have had in a long time.  This doesn’t guarantee our stocks still can’t get cheaper yet, but we believe the probabilities are more in our favor.

Using a baseball analogy, we’ll try to hit singles and doubles and let the “miracle of compound interest” put runs up on the scoreboard.

Percent Change in Top Ten Holdings from Book Cost (as of 9/30/2011)

Rosetta Resources, Inc.	+15.3%	6.	Ascent Capital Group LLC	+19.9%
Coach, Inc.	+13.3%	7.	AutoZone, Inc.	+73.0%
Cognizant Technology Solutions	+33.2%	8.	eBay Inc.	+12.7%
Dollar Tree, Inc.	+100.6%	9.	WABCO Holdings Inc.	-1.6%
Alliance Data Systems Corp.	+18.9%	10.	Time Warner Cable Inc.	-17.8%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

SUMMARY

We will remain persistent and single-minded in our effort to regain the ground we lost during the quarter.  We will likely have to endure bumps and bruises along the way, but we’re up to the task.  We are working hard for you each and every day and hope you will be rewarded.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.  This Index cannot be invested in directly.

The Russell 3000 Value Index is an unmanaged, capitalization-weighted index that measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

The Russell 1000 Index is an unmanaged, capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.  This Index cannot be invested in directly.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  This index cannot be invested in directly.

The Russell 1000 Value Index is an unmanaged, capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index cannot be invested in directly.

The Russell 2000 Index is an unmanaged, capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  This Index cannot be invested in directly.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  This Index cannot be invested in directly.

The Russell 2000 Value Index is an unmanaged, capitalization-weighted index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.  This Index cannot be invested in directly.

Price-to-earnings ratio is calculated by dividing the price of a stock or index by its earnings.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47202-1729.

KIRR, MARBACH PARTNERS

VALUE FUND

This chart assumes an initial investment of $10,000.  Performance reflects fee waivers in effect.  In the absence of fee waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	September 30, 2011	September 30, 2011	September 30, 2011	September 30, 2011
Kirr, Marbach Partners Value Fund	2.17%	(2.14)%	4.32%	4.46%
Russell 3000 Index**	0.55%	(0.92)%	3.48%	1.75%
S&P 500***	1.14%	(1.18)%	2.82%	1.14%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – September 30, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 – September 30, 2011).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/11	9/30/11	4/1/11 – 9/30/11(1)
Actual	$1,000.00	$ 774.50	$6.45
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio after expense reimbursement of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.  The annualized expense ratio prior to expense reimbursement was 1.66%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets
September 30, 2011

Top Ten Equity Holdings
as of September 30, 2011 (% of net assets)

Rosetta Resources, Inc.	5.8%
Coach, Inc.	4.8%
Cognizant Technology Solutions Corp. - Class A	4.8%
Dollar Tree, Inc.	4.3%
Alliance Data Systems Corp.	4.0%
Ascent Capital Group, Inc. - Class A	3.8%
AutoZone, Inc.	3.1%
eBay, Inc.	3.0%
WABCO Holdings, Inc.	3.0%
Time Warner Cable, Inc. - Class A	2.9%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
September 30, 2011

Number
of Shares		Value
	COMMON STOCKS - 98.7%
	Basic Materials - 9.3%
58,055	Buckeye Technologies, Inc.	$1,399,706
58,152	LyondellBasell Industries
	NV - Class A - f	1,420,653
9,500	NewMarket Corp.	1,442,765
150,286	Solutia, Inc.*	1,931,175
		6,194,299
	Communications - 12.0%
60,516	Amdocs Ltd.* - f	1,641,194
36,854	Harris Corp.	1,259,301
29,930	Liberty Media Corp. -
	Liberty Starz - Class A*	1,902,351
46,132	NII Holdings, Inc.*	1,243,257
31,070	Time Warner Cable, Inc. - Class A	1,947,157
		7,993,260
	Consumer Cyclical - 19.6%
64,132	Ascent Capital Group,
	Inc. - Class A*	2,521,670
6,543	AutoZone, Inc.*	2,088,460
61,102	Coach, Inc.	3,166,917
37,840	Dollar Tree, Inc.*	2,842,162
63,705	Express, Inc.	1,292,574
110,055	Pier 1 Imports, Inc.*	1,076,338
		12,988,121
	Consumer Non Cyclical - 6.3%
28,764	Alliance Data Systems Corp.*	2,666,423
33,586	Covidien PLC - f	1,481,143
		4,147,566
	Energy - 8.5%
50,014	Energy Partners Ltd.*	553,655
31,871	Ensco PLC - ADR - f	1,288,545
111,449	Rosetta Resources, Inc.*	3,813,785
		5,655,985
	Financial - 7.2%
100,130	Janus Capital Group, Inc.	600,780
38,210	Loews Corp.	1,320,156
3,111	Markel Corp.*	1,111,031
27,866	Portfolio Recovery Associates, Inc.*	1,733,823
		4,765,790
	Industrial - 20.5%
61,611	Aecom Technology Corp.*	1,088,666
45,439	Atlas Air Worldwide
	Holdings, Inc.*	1,512,664
35,573	Canadian Pacific Railway Ltd. - f	1,710,706
77,267	EMCOR Group, Inc.*	1,570,838
52,571	EnerSys*	1,052,471
71,163	KBR, Inc.	1,681,582
99,802	Titan International, Inc.	1,497,030
36,841	Tyco International Ltd. - f	1,501,271
52,508	WABCO Holdings, Inc.*	1,987,953
		13,603,181
	Technology - 15.3%
50,319	Cognizant Technology
	Solutions Corp. - Class A*	3,155,001
67,537	eBay, Inc.*	1,991,666
53,496	Intel Corp.	1,141,070
57,240	Microsoft Corp.	1,424,704
100,699	NCR Corp.*	1,700,806
141,745	TriQuint Semiconductor, Inc.*	711,560
		10,124,807
	TOTAL COMMON STOCKS
	(Cost $66,345,400)	65,473,009

Principal
Amount
	SHORT TERM INVESTMENT - 0.1%
	Variable Rate Demand Note** - 0.1%
$50,000	American Family, 0.10%	50,000
	TOTAL SHORT TERM
	INVESTMENT (Cost $50,000)	50,000
	Total Investments
	(Cost $66,395,400) - 98.8%	65,523,009
	Other Assets and
	Liabilities, Net - 1.2%	797,644
	TOTAL NET ASSETS - 100.0%	$66,320,653

*	-	Non-income producing security.
**	-	Rate in effect as of September 30, 2011.
ADR	-	American Depository Receipt.
f	-	Foreign security.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
September 30, 2011

ASSETS:
Investments, at current value
(cost $66,395,400)	$65,523,009
Cash	1,205,996
Receivable for Fund shares sold	36,859
Other receivable	35,258
Dividends receivable	32,162
Prepaid expenses	14,555
Interest receivable	4
Total Assets	66,847,843

LIABILITIES:
Payable for capital shares redeemed	412,553
Accrued expenses	56,085
Payable to Adviser	37,157
Accrued distribution fees	21,395
Total Liabilities	527,190

NET ASSETS	$66,320,653

NET ASSETS CONSIST OF:
Capital stock	$76,848,825
Undistributed net realized loss on investments	(9,655,548)
Net unrealized depreciation on investments	(872,624)
Total Net Assets	$66,320,653

Shares outstanding (500,000,000 shares of
$0.01 par value authorized)	5,627,753
Net asset value, redemption price
and offering price per share	$11.78

Statement of Operations
Year Ended September 30, 2011

INVESTMENT INCOME:
Dividend income
(net of withholding of $7,523)	$388,397
Interest income	51
Total Investment Income	388,448

EXPENSES:
Investment Adviser fees	634,510
Distribution fees	138,569
Legal fees	53,770
Administration fees	44,478
Transfer agent fees	40,161
Federal and state registration fees	40,073
Custody fees	29,684
Fund accounting fees	26,774
Audit fees	20,263
Directors fees	12,045
Postage & printing fees	8,972
Other	4,120
Total expenses before reimbursement	1,053,419
Less: Reimbursement from Investment Adviser	(133,379)
Net Expenses	920,040

NET INVESTMENT LOSS	(531,592)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,482,458
Change in unrealized appreciation/
depreciation on investments	(9,004,635)
Net realized and unrealized
loss on investments	(6,522,177)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,053,769)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment loss	$(531,592)	$(181,457)
Net realized gain on investments	2,482,458	544,389
Change in unrealized appreciation/depreciation on investments	(9,004,635)	4,926,143
Net increase (decrease) in net assets resulting from operations	(7,053,769)	5,289,075

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	59,249,615	920,971
Proceeds from reinvestment of distributions	—	275,298
Payments for shares redeemed	(14,926,509)	(2,903,398)
Redemption fees	6,847	—
Net increase (decrease) in net assets from capital share transactions	44,329,953	(1,707,129)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(279,860)
From net realized gains	—	—
Total distributions to shareholders	—	(279,860)

TOTAL INCREASE IN NET ASSETS	37,276,184	3,302,086

NET ASSETS:
Beginning of period	29,044,469	25,742,383
End of period (including undistributed net investment
loss of $0 and ($22), respectively)	$66,320,653	$29,044,469

CHANGES IN SHARES OUTSTANDING:
Shares sold	4,205,200	87,598
Shares issued to holders in reinvestment of dividends	—	26,937
Shares redeemed	(1,096,521)	(285,044)
Net increase (decrease)	3,108,679	(170,509)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Year Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE DATA:
Net asset value, beginning of period	$11.53	$9.57	$10.54	$16.66	$15.56

Investment operations:
Net investment income (loss)	(0.09)	(0.07)	0.11	(0.04)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.34	2.14	(1.08)	(4.27)	1.74
Total from investment operations	0.25	2.07	(0.97)	(4.31)	1.71

Less distributions:
Dividends from net investment income	—	(0.11)	—	—	—
Distributions from net capital gains	—	—	—	(1.81)	(0.61)
Total distributions	—	(0.11)	—	(1.81)	(0.61)

Paid in capital from redemption fees	— (1)	—	— (1)	— (1)	— (1)

Net asset value, end of period	$11.78	$11.53	$9.57	$10.54	$16.66

TOTAL RETURN	2.17%	21.79%	(9.20)%	(28.39)%	11.14%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$66.3	$29.0	$25.7	$36.2	$52.8
Ratio of expenses to average net assets:
Before expense reimbursement	1.66%	1.90%	1.99%	1.54%	1.51%
After expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.05)%	(1.12)%	0.71%	(0.37)%	(0.24)%
After expense reimbursement	(0.84)%	(0.67)%	1.25%	(0.28)%	(0.18)%
Portfolio turnover rate	15%	23%	48%	34%	32%

(1)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
September 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies.  The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth.  The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”).  Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded.  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation.  Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities maturing in 60 days or less valued at amortized cost, which approximates fair value.  Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each of the Fund’s investments.  These inputs are summarized in the following three broad categories:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2011

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks	$65,473,009	$—	$—	$65,473,009
Short-Term Investment	—	50,000	—	50,000
Total Investments	$65,473,009	$50,000	$—	$65,523,009

Refer to the Schedule of Investments for industry classifications.

Transfers between levels are recognized at the end of the reporting period. During the period ended September 30, 2011, the Fund recognized no transfers to/from Level 1 or Level 2.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2011, or for any other tax years which are open for exam.  As of September 30, 2011, open tax years include the tax years ended September 30, 2008 through September 30, 2011.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

c)	Income and Expense – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  All short-term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2011

g)
Other – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

h)
Events Subsequent to Year End – Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2011 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

i)
Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2011, the fund decreased paid in capital by $531,177, decreased undistributed net investment loss by $531,614 and increased undistributed net realized loss by $437.

2.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2011, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$52,452,955	$9,369,941

At September 30, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$67,325,502
Gross unrealized appreciation	$9,837,668
Gross unrealized depreciation	$(11,640,161)
Net unrealized appreciation	$(1,802,493)
Undistributed ordinary income	$—
Undistributed long-term capital gain	$—
Total distributable earnings	$—
Other accumulated gains/losses	$(8,725,679)
Total accumulated earnings (losses)	$(10,528,172)

As of September 30, 2011, the Fund had capital loss carryforwards of $8,725,446, which if not offset by subsequent capital gains, $2,160,910 will expire September 30, 2017 and $6,564,536 will expire September 30, 2018.  As of September 30, 2011, the Fund had $0 of deferred, on a tax basis, post-October losses.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2011

The tax character of distributions paid during the years ended September 30, 2011 and September 30, 2010 was as follows:

	2011	2010
Ordinary income	$—	$279,680
Long-term capital gain	$—	$—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2011.

3.	AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”).  Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until February 28, 2013.  Accordingly, for the year ended September 30, 2011, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $133,379.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2013.  Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Year of expiration	Amount
9/30/2012	$122,876
9/30/2013	$120,028
9/30/2014	$133,379

As of September 30, 2011, it was possible, but not probable, those amounts would be recovered by the Investment Adviser.  At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation.  The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.  The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
September 30, 2011

annual basis).  All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.  During the year ended September 30, 2011, the Fund incurred expenses of $138,569 pursuant to the 12b-1 Plan.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1% redemption fee on shares held 30 days or less.  For the years ended September 30, 2011 and September 30, 2010, the Fund collected $6,847 and $0, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Kirr, Marbach Partners Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Kirr, Marbach Partners Value Fund (the “Fund”) a series of shares of Kirr, Marbach Partners Funds. Inc., including the schedule of investments as of September 30, 2011 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmations of securities owned as of September 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kirr, Marbach Partners Value Fund, as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 23, 2011

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
September 30, 2011 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund will post its complete schedule of portfolio holdings as of the end of its last completed fiscal quarter as part of its quarterly shareholder update on the Fund’s website on or soon after the 21st day after the end of each fiscal quarter.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2011 was 0.00% for the Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

		Term of Office	Principal Occupation	Other
Name, Address	Position with	and Length of	During Past	Directorships
and Age	the Corporation	Time Served	Five Years	Held

INTERESTED DIRECTORS

Mark D. Foster*	Director,	Indefinite term	Chief Investment	None
Born 1958	Chairman and	since 1998	Officer, Kirr, Marbach &
	President		Company, LLC

Mickey Kim*	Chief Compliance	Indefinite term	Chief Compliance Officer	None
Born 1958	Officer, Director,	since 1998	and Chief Operating
	Vice President,		Officer, Kirr, Marbach &
	Secretary and		Company, LLC
Treasurer

DIS-INTERESTED DIRECTORS

Jeffrey N. Brown*	Director	Indefinite term	President, Home News	None
Born 1959		since 1998	Enterprises

Mark E. Chesnut*	Director	Indefinite term	Retired, Formerly	None
Born 1947		since 1998	Vice-President, Cummins
Engine Company

John F.	Director	Indefinite term	Retired, Formerly President,	None
Dorenbusch*		since 1998	Irwin Management Company
Born 1938			and Tipton Lakes Company

*	The address for all directors is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent and
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2011 is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Annual Report

September 30, 2011

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2011	FYE 09/30/2010
Audit Fees	$17,300	$16,800
Audit-Related Fees
Tax Fees	$ 3,000	$ 2,900
All Other Fees

The registrant’s Audit Committee Charter provides that the Audit Committee of the registrant approve, prior to the engagement of the independent public accountants, (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant’s independent public accountants to Kirr, Marbach & Company, LLC (the “Adviser”) or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

The following table indicates the non-audit fees billed by the registrant’s independent public accountants for services to the registrant and to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant for each of the past two fiscal years.  The Audit Committee noted that, as indicated in the table below, no fees were billed by the registrant’s independent public accountants to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant.

Non-Audit Related Fees	FYE 09/30/2011	FYE 09/30/2010
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*       /s/Mr. Mark Foster
Mr. Mark Foster, President

Date     December 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Mr. Mark Foster
Mr. Mark Foster, President

Date     December 2, 2011

By (Signature and Title)*        /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date     December 2, 2011
* Print the name and title of each signing officer under his or her signature.